UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) February 8, 2005
                                                          ----------------

                               eB2B Commerce, Inc.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  0-10039                        22-2267658
                  -------                        ----------
          (Commission File Number)     (IRS Employer Identification No.)



              153 East 53rd Street, 48th Floor, New York, NY    10022
              ----------------------------------------------    -----
               (Address of Principal Executive Offices)       (Zip Code)

                                 (212) 521-5181
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                        665 Broadway, New York, NY 10012
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

      On October 27, 2004, we filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code and on January 26, 2005 the United States Bankruptcy Court for the Southern District of New York confirmed our Amended Plan of Reorganization (the "Plan"). In accordance with the Plan, as of February 8, 2005 Trinad Capital, L.P., the Plan sponsor, became the holder of 93% of our newly issued common stock. In accordance with the Plan, Trinad contributed $500,000 in cash to us in exchange for the common stock.

      Trinad is seeking to raise additional capital with a view to making us an attractive vehicle with which to acquire a business. It will then seek a suitable acquisition candidate. No such business has been identified and we are therefore subject to a number of risks, including: any acquisition consummated by us may turn out to be unsuccessful; investors in us will not know what operating business, if any, will be acquired, including the particular industry in which the business operates, and whether dilutive financing will be required therewith; the historical operations of a specific business opportunity may not necessarily be indicative of the potential for the future; we may acquire a company in the early stage of development causing us to incur further risks; we may be dependent upon the management of an acquired business which has not proven its abilities or effectiveness; we will be controlled by a small number of stockholders and such control could prevent the taking of certain actions that may be beneficial to other stockholders; our common stock will likely be thinly traded, and the public market may provide little or no liquidity for holders of our common stock.

      Trinad has agreed that it will not dispose of any of its common stock until an acquisition transaction has been consummated and a Current Report on Form 8-K setting forth the terms of the acquisition and audited financial statements of the acquisition target have been filed with the SEC.

      Additionally, on February 8, 2005, Robert Ellin became a director and our Chief Executive Officer, Jay Wolf became a director and our Chief Operating Officer and Chief Financial Officer and Barry Regenstein became a director. Information with respect to Messrs. Ellin, Wolf and Regenstein is contained in
Item 5.02 in the Current Report on Form 8-K. Robert Ellin and Jay Wolf are the Managing Member and Managing Director of Trinad, respectively, while Barry Regenstein is an outside consultant to Trinad.


      As of March 29, 2005, there were 7,577,155 shares of our common stock, no shares of our Series A Preferred Stock and 1,698,599 shares of our Series B Preferred Stock, outstanding. The holders of record of the preferred stock and common stock respectively will be entitled to receive a number of shares of common stock equal to 3.5% of the reorganized entity as of February 8, 2005.

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

Item 5.01 Changes of Control of Registrant

      As set forth in Item 1.03 above, Trinad, a hedge fund dedicated to investing in micro-cap companies, used its own investment capital to contribute $500,000 in cash to us in exchange for 93% of our newly issued common stock in accordance with the Plan. In addition, on February 8, 2005, Robert Ellin became a director and our Chief Executive Officer, Jay Wolf became a director and our Chief Operating Officer and Chief Financial Officer and Barry Regenstein became a director. Information with respect to Messrs. Ellin, Wolf and Regenstein is contained in Item 5.02 of this Current Report on Form 8-K. Robert Ellin and Jay Wolf are the Managing Member and Managing Director of Trinad, respectively, while Barry Regenstein is an outside consultant to Trinad.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (c) and (d) On February 8, 2005 Robert Ellin became a director and our Chief Executive Officer, Jay Wolf became a director and our Chief Operating Officer and Chief Financial Officer and Barry Regenstein became a director. Certain information with respect to Messrs. Ellin, Wolf and Regenstein is set forth below.

      Mr.  Ellin  is the  co-founder  of  Trinad  Capital,  L.P.,  a hedge  fund dedicated to investing in micro-cap companies. Prior to founding Trinad, he founded and became President of Atlantis Equities Inc., a private investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin frequently plays an active role in Atlantis investee companies including Board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, Mr. Ellin spearheaded investments into ThQ, Inc. (OTC:THQI), Grand Toys (OTC: GRIN), Forward Industries, Inc. (OTC: FORD) and completed a leveraged buyout of S&S Industries, Inc. where he also served as President from 1996 to 1998. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was the Manager of Retail Operations at Lombard Securities. Mr. Ellin received a Bachelor of Arts from Pace University.

      Mr. Wolf has ten years of investment and operations experience in a broad range of industries. Mr. Wolf's investment experience includes: senior and subordinated debt, private equity (including leveraged transactions), mergers & acquisitions and public equity investments. Mr. Wolf is the co-founder of Trinad Capital, L.P., a hedge fund dedicated to investing in micro-cap companies. Prior to founding Trinad, Mr. Wolf served as the Executive Vice President of Corporate Development for Wolf Group Integrated Communications Ltd. where he was responsible for the company's acquisition program. Prior to that he worked at Canadian Corporate Funding, Ltd., a Toronto-based merchant bank in the senior debt department and subsequently for Trillium Growth, the firm's venture capital Fund. He currently sits on the board of Shells Seafood Restaurants (SHLL) and Amalgamated Technologies Inc. (AGMN). Mr. Wolf received a Bachelor of Arts from Dalhousie University.

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

      Mr. Regenstein has over 25 years of experience with 21 years of such experience in the aviation services industry. Mr. Regenstein was formerly Senior Vice President and Chief Financial Officer of Globe Ground North America
(previously Hudson General Corporation), and previously served as the Corporation's Controller and as a Vice President. Prior to joining Hudson General Corporation in 1982, he had been with Coopers & Lybrand in Washington, D.C. since 1978. Mr. Regenstein is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          eB2B Commerce, Inc.



                                          By:/s/ Robert Ellin
                                             ---------------------
                                                 Robert Ellin
                                                 Chief Executive Officer


March 30, 2005


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